Exhibit 10.2

Execution Version

DEAL CUSIP NUMBER: 21664UAF3

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of June 30, 2014 among (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Borrower”), (ii) the Lenders (defined below) executing signatures page hereto, and (iii) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).

RECITALS:

A. The Borrower, the Administrative Agent and the lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to the Term Loan Agreement, dated as of September 12, 2013 (as the same may from time to time be amended, restated or otherwise modified, the “Loan Agreement”).

B. The Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Loan Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Lenders party hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Loan Agreement.

Section 2. Amendments and Limited Waivers.

2.1 Amendments to Section 1.01.

a. Section 1.01 of the Loan Agreement is hereby amended by inserting the following new definitions in alphabetical order:

“Target” means, collectively, Sauflon Pharmaceuticals Limited, a company organized under the laws of England and Wales, and various of its subsidiaries.

“Target Acquisition” means the acquisition of all or a controlling portion of the Equity Interests of Target by a Subsidiary of the Borrower pursuant to the Target Acquisition Documents.

“Target Acquisition Documents” means those certain Sale and Purchase Agreements pursuant to which the Target Acquisition will be consummated, together with all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case, as amended, supplemented or otherwise modified from time to time to the extent not prohibited or restricted by this Agreement.

b. The definition of the term “Permitted Foreign Subsidiary Loans and Investments” set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in full as follows:

“Permitted Foreign Subsidiary Loans and Investments” means (i) [Reserved]; (ii) other loans and Investments by a Credit Party to or in a Foreign Subsidiary made on or after the Closing Date, so long as the aggregate amount of all such other loans and Investments by all Credit Parties does not, at any time, exceed the Permitted Foreign Subsidiary Basket Amount at such time; (iii) Indebtedness of a Foreign Subsidiary owing to any Person (other than the Borrower or any of its Domestic Subsidiaries), and any guaranty of such Indebtedness by a Credit Party, so long as the aggregate principal amount of all such Indebtedness pursuant to clauses (i) and (ii) does not at any time exceed the Foreign Subsidiary Basket Amount then in effect; and (iv) in addition to any loans or Investments permitted pursuant to clauses (i), (ii) or (iii) above, loans and Investments by a Credit Party to or in a Foreign Subsidiary to pay all or part of the consideration and related fees, costs and expenses in connection with the Target Acquisition; provided that for purposes of determining compliance with clauses (ii) and (iii) hereof, in the event that an item of proposed Investment or Indebtedness to or in a Foreign Subsidiary meets the criteria of one or more of the categories of Investments or Indebtedness permitted under Section 7.05 or Section 7.04, respectively, as of the date of incurrence thereof, the Borrower shall, in its sole discretion, classify all or a portion of such Investment or Indebtedness under clause (ii) or clause (iii) hereof, as applicable, or under such category of Investments or Indebtedness permitted under Section 7.04 or Section 7.05, as applicable, and neither the Permitted Foreign Subsidiary Basket Amount nor the Foreign Subsidiary Basket Amount, as applicable, shall be reduced to the extent any such Investment or Indebtedness to or in a Foreign Subsidiary is classified under such category of Investment or Indebtedness permitted under Section 7.04 or Section 7.05, as applicable.

c. The definition of the term “Unrestricted Cash” set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in full as follows:

“Unrestricted Cash” means, at any time of determination, the sum of (i) the aggregate amount of all cash deposits of the Borrower and its Subsidiaries maintained in any demand deposit account, and (ii) the aggregate monetary value of all money market funds of the Borrower and its Subsidiaries maintained in any account of a securities intermediary, to the extent such cash deposits and money market funds are free of any Lien or other encumbrance (other than (x) customary Liens arising in the ordinary course of business which the depository institution may have with respect to any right of offset against funds in such account, and (y) customary holds for uncollected deposits).

2.2 Amendments to Section 7.02. Section 7.02 of the Loan Agreement is hereby amended by (a) deleting the word “and” at the end of clause (g), (b) re-lettering the existing clause (h) thereof as clause (i) and (c) adding the following new clause (h) immediately following clause (g):

(h) the transfer or sale of any assets acquired by the Borrower or any of its Subsidiaries in connection with the Target Acquisition; and

2.3 Amendment to Section 7.03. Section 7.03 of the Loan Agreement is hereby amended by (a) deleting the word “and” at the end of clause (k), (b) deleting the “.” at the end of clause (l) and replacing it with “; and” and (c) adding the following new clause (m) at the end thereof:

(m) Liens on assets of Target securing Indebtedness assumed in connection with the Target Acquisition and permitted under Section 7.04(c).

2.4 Amendments to Section 7.04.

a. Section 7.04(c) of the Loan Agreement is hereby amended and restated in full as follows:

(c) Indebtedness assumed in connection with a Permitted Acquisition, provided that (i) such Indebtedness was not incurred in contemplation of such Permitted Acquisition, (ii) other than with respect to any Indebtedness assumed in connection with the Target Acquisition, no Default or Event of Default shall then exist or at the time such Indebtedness is assumed by the Borrower will exist and (iii) the Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 7.07 both immediately before and after giving pro forma effect to the assumption of such Indebtedness;

b. Section 7.04 of the Loan Agreement is hereby amended by (a) deleting the word “and” at the end of clause (j), (b) deleting the “.” at the end of clause (k) and replacing it with “; and” and (c) adding the following new clause (l) at the end thereof:

(l) Indebtedness issued or incurred by the Borrower or any Subsidiary in order to finance or refinance all or part of the consideration and related costs, fees and expenses in connection with the Target Acquisition, whether such Indebtedness is issued to one or more sellers of Target or otherwise and whether such Indebtedness is issued or incurred prior to or subsequent to the consummation of the Target Acquisition, provided that, in each case, (i) the aggregate principal amount of Indebtedness issued or incurred under this clause (l) does not exceed the aggregate purchase price for Target pursuant to the Target Acquisition Documents plus the amount of any fees, costs and expenses related to such acquisition or such issuance or incurrence of Indebtedness and (ii) the Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 7.07 both immediately before and after giving pro forma effect to the incurrence of such Indebtedness.

2.5 Amendments to Section 7.05. Section 7.05 of the Loan Agreement is hereby amended by (a) deleting the word “and” at the end of clause (m), (b) deleting the “.” at the end of clause (n) and replacing it with “; and” and (c) adding the following new clause (o) at the end thereof:

(o) any Guaranty Obligations of the Borrower or any Subsidiary (i) constituting Indebtedness permitted pursuant to Section 7.04(c) and (ii) with respect to Indebtedness incurred pursuant to Section 7.04(l).

2.6 Amendments to Section 7.06. Section 7.06 of the Loan Agreement is hereby amended by (a) deleting the word “and” at the end of clause (d), (b) deleting the “.” at the end of clause (e) and replacing it with “; and” and (c) adding the following new clause (f) at the end thereof:

(f) after consummation of the Target Acquisition, Target may declare and pay or make Capital Distributions to the holders of minority interests in Target in connection with the acquisition by the Borrower, directly or indirectly, of Target’s Equity Interests held by such holders of minority interests.

2.7 Limited Waivers. Solely to the extent relating to the consummation of the Target Acquisition, the Lenders hereby waive (a) the requirement under clause (ii) of the definition of “Permitted Acquisition” that no Default or Event of Default shall exist prior to or immediately after giving effect to the Target Acquisition (provided that the requirements specified in the provisos of Section 7.04(c) and Section 7.04(l) of the Loan Agreement, as amended by this Amendment, shall not be waived by this Section 2.7), (b) the requirements under clause (v) of the definition of “Permitted Acquisition” that the Borrower deliver historical financial statements of Target and a certificate of an Authorized Officer demonstrating the computation of the financial covenants set forth in Section 7.07 on a pro forma basis and (c) the requirements under Section 7.08 of the Loan Agreement in connection with any Indebtedness issued or incurred pursuant to Section 7.04(l) of the Loan Agreement, as amended by this Amendment.

Section 3. Effectiveness. This Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied (the “Effective Date”):

3.1 This Amendment shall have been executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

3.2 The Administrative Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent, to the extent invoiced on or prior to the Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith.

Section 4. Miscellaneous.

4.1 Representations and Warranties. The Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

a. the Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

b. the officers executing this Amendment on behalf of the Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind the Borrower or such Subsidiary Guarantor with respect to the provisions hereof;

c. no Default or Event of Default exists under the Loan Agreement, nor will any occur immediately after the execution and delivery of this Amendment;

d. this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

e. each of the representations and warranties set forth in Article V of the Loan Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

4.2 Loan Agreement Unaffected. Each reference to the Loan Agreement in any Loan Document shall hereafter be construed as a reference to the Loan Agreement as amended or waived hereby. Except as herein otherwise specifically provided, all provisions of the Loan Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

4.3 Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:

a. consents and agrees to and acknowledges the terms of this Amendment;

b. acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

c. acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Loan Agreement.

4.4 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.5 Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.6 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.7 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC., as the Borrower

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, Co-Lead Arranger and a Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

Each of the undersigned Subsidiary Guarantors acknowledges the terms of and consents to the foregoing:

COOPERVISION, INC.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

COOPERSURGICAL, INC.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

TCC ACQUISITION CORP.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

COOPER MEDICAL, INC.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

ORIGIO, INC.

By:	/s/ Brian G. Andrews
	Name:	Brian G. Andrews
	Title:	Treasurer

Signature Page to

Amendment No. 1 dated as of June 30, 2014

to the

Term Loan Agreement among THE COOPER COMPANIES, INC., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Bank of America, N.A.

	By:	/s/ John C. Plecque
		Name:	John C. Plecque
		Title:	Senior Vice President

Signature Page to

Amendment No. 1 dated as of June 30, 2014

to the

Term Loan Agreement among THE COOPER COMPANIES, INC., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	DNB BANK ASA, NEW YORK BRANCH as Co-Lead Arranger, Co-Bookrunner and Co-Syndication Agent

	By:	/s/ Kristie Li
		Name:	Kristie Li
		Title:	Vice President

/s/ Bjorn E. Hammerstad
		Name:	Bjorn E. Hammerstad
		Title:	Senior Vice President

DNB CAPITAL LLC, as Lender

	By:	/s/ Kristie Li
		Name:	Kristie Li
		Title:	Vice President

/s/ Bjorn E. Hammerstad
		Name:	Bjorn E. Hammerstad
		Title:	Senior Vice President

Signature Page to

Amendment No. 1 dated as of June 30, 2014

to the

Term Loan Agreement among THE COOPER COMPANIES, INC., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Union Bank, N.A.

	By:	/s/ Henry G. Montgomery
		Name:	Henry G. Montgomery
		Title:	Vice President

Signature Page to

Amendment No. 1 dated as of June 30, 2014

to the

Term Loan Agreement among THE COOPER COMPANIES, INC., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	HSBC Bank, USA NA

	By:	/s/ Mario De Lecce
		Name:	Mario De Lecce
		Title:	Vice President

Signature Page to

Amendment No. 1 dated as of June 30, 2014

to the

Term Loan Agreement among THE COOPER COMPANIES, INC., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Citibank, N.A.

	By:	/s/ Marni McManus
		Name:	Marni McManus
		Title:	Vice President (Managing Director)

Signature Page to

Amendment No. 1 dated as of June 30, 2014

to the

Term Loan Agreement among THE COOPER COMPANIES, INC., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Bank of the West

	By:	/s/ Joel Harvill
		Name:	Joel Harvill
		Title:	Vice President

Signature Page to

Amendment No. 1 dated as of June 30, 2014

to the

Term Loan Agreement among THE COOPER COMPANIES, INC., as the Borrower,

Key Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	U.S. Bank National Association

	By:	/s/ Joseph M. Schnorr
		Name:	Joseph M. Schnorr
		Title:	Senior Vice President